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                                                                    Exhibit 21


PREIT's Subsidiaries

         We conduct substantially all of our real estate ownership activities through PREIT Associates, L.P., a Delaware limited partnership, of which we are the sole general partner and 90.7% owner.

         PREIT Associates and/or its affiliates own an interest in the following partnerships:

                                                                                                  Aggregate
Names of Partnership                                         State of Organization            Percentage Owned*
--------------------                                         ---------------------            ----------------
Bailey Associates                                                     PA                             50%
Cambridge Apartments                                                  PA                             50
Countrywood Apartments Limited Partnership                            FL                             50
Eagles Nest Associates                                                FL                             100
Forestville Plaza Shopping Center Limited Partnership                 MD                             100
Fox Run Apartments                                                    PA                             50
Fox Run Del Associates                                                DE                             100
GP Stones Limited Partnership                                         FL                             100
Mall Corners Ltd.                                                     GA                             19
Mall Corner II, Ltd.                                                  GA                             11
Jacksonville Associates                                               FL                             100
Laurel Mall Associates                                                PA                             40
Lehigh Valley Associates                                              PA                             50
MC Associates                                                         FL                             100
New Regency Hilltop Associates                                        VA                             65
Oxford Valley Road Associates                                         PA                             50
Palmer Park Mall Venture                                              PA                             50
PR Shenandoah Limited Partnership                                     FL                             100
PR 8000 Airport Highway, L.P.                                         PA                             100
PR 8000 National Highway, L.P.                                        PA                             100
Regency Associates                                                    NE                             50
Rio Grande Venture                                                    PA                             60
ALRO Associates, L.P.                                                 DE                             50
PR Fox Run, L.P.                                                      PA                             100
PR Laurel Mall, L.P.                                                  PA                             100
PR Palmer Park, L.P.                                                  PA                             100
PR Rio Mall Limited Partnership                                       PA                             100
PR Springfield Associates, L.P.                                       PA                             100
PR Warrington, L.P.                                                   PA                             100
PR Will-O-Hill, L.P.                                                  PA                             100
Will-O-Hill Apartments                                                PA                             50
PRGL Paxton Limited Partnership                                       PA                             100
PRDB Springfield Limited Partnership                                  PA                             50
The Woods Associates                                                  PA                             100
PR Festival Limited Partnership                                       PA                             100
Roosevelt II Associates, L.P.                                         PA                     89-Capital Interest
                                                                                             99-Profits Interest
PR Northeast Limited Partnership                                      PA                             100
Roosevelt Associates, L.P.                                            PA                     89-Capital Interest
                                                                                             99-Profits Interest
PR Titus Limited Partnership                                          PA                             100
PR Eagles Nest L.P.                                                   DE                             100
Red Rose Commons Associates, L.P.                                     PA                             50
PR Palmer Park, L.P.                                                  PA                             100
Tupelo Mall                                                           AL                            50(1)
VLRC Associates                                                       GA                           87.5(1)


*   By PREIT Associates, we own approximately 90.7% of PREIT Associates.

(1) By us, not PREIT Associates.



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         We own 100% of the shares of the following corporations:


Names of Subsidiaries                                                    State of Organization
---------------------                                                    ---------------------
Berdel, Inc.                                                                       DE
Berfla, Inc.                                                                       FL
Burren, Inc.                                                                       FL
PR West Palm Inc.                                                                  FL
PR VA Regency Inc.                                                                 VA
PR Forestville Inc.                                                                MD


         PREIT Associates is the sole beneficiary of the following business trusts:

Name of Trust                                                                State of Organization
-------------                                                                ---------------------
PR Fox Run Trust                                                                      PA
PR Laurel Mall Trust                                                                  PA
PR Metroplex Trust                                                                    PA
PR Northeast Trust                                                                    PA
PR Oxford Valley Trust                                                                PA
PR Palmer Park Trust                                                                  PA
PR Red Rose Trust                                                                     PA
PR Springfield Trust                                                                  PA
PR Warrington Trust                                                                   PA
PR Will-O-Hill Trust                                                                  PA
Trust #7000                                                                           IL

         PREIT Associates has a member interest in the following limited liability companies:

                                                           State of Organization            Percentage Owned
                                                           ---------------------            -----------------
Subsidiary LLC
PR Christiana LLC                                                    DE                            100
PR Cobblestone LLC                                                   DE                            100
PR Concord LLC                                                       DE                            100
PR Countrywood LLC                                                   DE                            100
PR Forestville LLC                                                   DE                            100
PR Interstate Container LLC                                          DE                            100
PR Magnolia LLC                                                      DE                            100
PR Mandarin Conners LLC                                              DE                            100
PR North Dartmouth Mall LLC                                          DE                            100
PR Regency Associates LLC                                            DE                            100
PR Rio Mall LLC                                                      DE                            100
PR South Blanding LLC                                                DE                            100
PR 8000 Airport Highway LLC                                          DE                            100
PR 8000 National Highway LLC                                         DE                            100
PR Paxton LLC                                                        PA                            100
PRDB Springfield LLC                                                 PA                            50
PR Woods LLC                                                         PA                            100
PR Festival LLC                                                      PA                            100
PR Northeast LLC                                                     PA                            100
PR Warrington LLC                                                    PA                            100
PR Titus LLC                                                         PA                            100
PR Berfla LLC                                                        DE                            100
PR PGPlaza LLC                                                       DE                            100
PR Fox Run Del LLC                                                   DE                            100
PR Berdel LLC                                                        DE                            100
PR Foulk Plaza LLC                                                   DE                            100
PR Will-O-Hill LLC                                                   PA                            100
CD Development LLC                                                   DE                            100
PR Prince George's Plaza LLC                                         DE                            100
PR Pembroke LLC                                                      DE                            100
PR Pembroke Manager LLC                                              DE                            100
PR Red Rose LLC                                                      PA                            100
PR Metroplex East LLC                                                PA                            100
PR Metroplex West LLC                                                PA                            100
PR Kenwood Gardens LLC                                               DE                            100
PR Kenwood Gardens Manager LLC                                       DE                            100
PR Marylander LLC                                                    DE                            100
PR Marylander Manager LLC                                            DE                            100
PR Hidden Lakes LLC                                                  DE                            100
PR Hidden Lakes Manager LLC                                          DE                            100
PR Boca Palms LLC                                                    DE                            100
PR Boca Palms Manager LLC                                            DE                            100
PR Florence LLC                                                      SC                            100

         PREIT Associates owns all of the non-voting shares of PREIT-RUBIN, Inc., a Pennsylvania corporation, representing 95% of PREIT-RUBIN's equity. PREIT-RUBIN owns all of the shares of The Rubin Organization-Illinois, Inc., an Illinois corporation.